Financial Instruments and Fair Value Disclosures (Tables)	12 Months Ended
Dec. 31, 2024
Financial Instruments and Fair Value Disclosures [Abstract]
Revenue from Charterers
For the years ended December 31, 2024, 2023 and 2022, charterers that individually accounted for 10% or more of the Company’s revenues, all derived from the Company’s dry bulk segment, were as follows:

Charterer	2024	2023	2022
A	31%	10%	-
B	16%	-	-
C	10%	-	-
D	-	25%	-
E	-	16%	20%
F	-	-	14%
G	-	-	12%
H	-	-	11%